PROPERTY & EQUIPMENT	12 Months Ended
Oct. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY & EQUIPMENT

NOTE 4 – PROPERTY & EQUIPMENT

Property and Equipment are first recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the various classes of assets as follows between three and five years.

Long lived assets, including property and equipment, to be held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Impairment losses are recognized if expected future cash flows of the related assets are less than their carrying values. Measurement of an impairment loss is based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

Maintenance and repair expenses, as incurred, are charged to expense. Betterments and renewals are capitalized in plant and equipment accounts. Cost and accumulated depreciation applicable to items replaced or retired are eliminated from the related accounts with any gain or loss on the disposition included as income.

Property and equipment stated at cost, less accumulated depreciation consisted of the following:

	October 31, 2023	October 31, 2022
Property and equipment	$-	$30,300
Less: accumulated depreciation	-	-
Property and equipment, net	$-	$30,300

Property and equipment consisted of shelving and racks purchased for the Aureus Micro Markets business, which has been put on hold. Since the Company has yet to place the fixed assets into service management determined that they should be fully impaired. The Company recognized impairment expense of $30,300 for the year ended October 31, 2023.